                                                                   EXHIBIT 10.32

Neither this Warrant, nor the shares of Class A Common Stock to be issued upon exercise hereof, have been registered under the Securities Act of 1933, as amended (the "SECURITIES ACT" as defined below) or qualified under the California Corporate Securities Law of 1968 (the "Law"), and this Warrant has been, and the shares of Class A Common Stock to be issued upon exercise hereof will be, acquired for investment and not with a view to, or for resale in connection with, any distribution thereof. No such sale or other disposition may be made without an effective registration statement under the Securities Act and qualification under the Law related thereto or an opinion of counsel reasonably satisfactory to the Company (as that term is defined below) and its counsel, that said registration and qualification are not required under the Securities Act and the Law, respectively.

No. of Stock Units: 440,215                                       Warrant No. 7A


                                     WARRANT
                                   to Purchase
                              Class A Common Stock
                                       of
                             PORTOLA PACKAGING, INC.

                  THIS IS TO CERTIFY THAT HELLER FINANCIAL, INC., or registered assigns, is entitled, at any time from the date hereof until 5:00 P.M., Chicago, Illinois time, on the Warrant Expiration Date (as defined below), to purchase from PORTOLA PACKAGING, INC., a Delaware corporation, four hundred forty thousand two hundred fifteen (440,215) Stock Units, in whole or in part, at a purchase price of $2.50 per Stock Unit (adjusted as provided below), all on the terms and conditions and pursuant to the provisions hereinafter provided.

                   This Warrant is issued in substitution for that certain Warrant No. 3A dated as of October 9, 1992, issued by Cap Snap Co., a California corporation (the predecessor corporation to the Company (as hereinafter defined)) to Heller Financial, Inc.

                   SECTION 1. DEFINITIONS. The terms defined in this Section, whenever used in this Warrant, shall, unless the context otherwise requires, have the respective meanings hereinafter specified.

                   "ADDITIONAL SHARES OF NONPREFERRED STOCK" means all shares of NonPreferred Stock issued by the Company after the date hereof, other than

                   (1)      the Warrant Stock,

                   (2)      Option Stock, and

                   (3) shares of Class B Stock issued to officers, directors, employees and consultants of the Company pursuant to stock options outstanding on the date hereof that were granted in accordance with the Company's 1988 Stock Option Plan.

                   "AFFILIATE" of any entity means a Person which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such entity. The term "control," as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting securities, by contract or otherwise.

                   "BASE RATE" has the meaning assigned to such term in the Subordinated Loan Agreement.

                   "BUSINESS DAY" means a day other than a Saturday, Sunday or legal holiday in the State of Illinois or the State of California.


                   "CHASE WARRANT" means Warrant No. 6A issued as of the date hereof by the Company to Chase Manhattan Capital Corporation, providing for the purchase of 2,052,526 Stock Units referred to therein (issued in substitution for Warrant No. 5A, dated October 9, 1992, issued by Cap Snap Co. (the predecessor to the Company) to Chase Manhattan Investment Holdings, Inc.), and all Warrants issued upon transfer, division or combination, or in substitution for, any thereof.

                   "CLASS A STOCK" means the Company's authorized Class A Common Stock, without par value, as constituted on the date of original issue of this Warrant, and any Common Stock into which such Class A Common Stock may thereafter be changed or which may be issued to the holders of shares of Class A Common Stock upon any reclassification thereof.

                   "CLASS B STOCK" means, collectively, the Class B Stock, Series 1 and the Class B Stock, Series 2.

                   "CLASS B STOCK, SERIES 1" means the Company's authorized Class B Common Stock, Series 1, without par value, as constituted on the date of original issue of this Warrant and any Common Stock into which such Class B Common Stock, Series 1 may thereafter be changed or which may be issued to the holders of shares of such Class B Common Stock, Series 1 upon any reclassification thereof.

                   "CLASS B STOCK, SERIES 2" means the Company's authorized Class B Common Stock, Series 2, without par value, as constituted on the date of original issue of this Warrant and any Common Stock into which such Class B Common Stock, Series 2 may thereafter be changed or which may be issued to the holders of shares of such Class B Common Stock, Series 2 upon any reclassification thereof.

                   "COMMISSION" means the Securities and Exchange Commission or any other governmental body then administering the Securities Act.

                   "COMMON STOCK" means the Company's authorized Common Stock, without par value, irrespective of class unless otherwise specified, as constituted on the date of original issue of this Warrant, and any shares of stock into which such Common Stock may thereafter be changed, or that may be issued in respect of, in exchange for, or in substitution of such Common Stock by reason of any stock splits, Stock dividends, distributions, mergers, consolidations or other like events and shall also include stock of the Company of any other class, which is not preferred as to dividends or assets over any other class of stock of the Company and which is not subject to redemption, issued to the holders of shares of Common Stock upon any reclassification thereof.

                   "COMPANY" means Portola Packaging, Inc., a Delaware corporation, and any successor corporation by merger or otherwise.

                   "CONVERTIBLE SECURITIES" means evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for Additional Shares of Nonpreferred Stock, either immediately or upon the arrival of a specified date or the happening of a specified event.

                   "CREDIT AND SECURITY AGREEMENT" means the Amended and Restated Credit and Security Agreement between the Company, the lenders party thereto from time to time and Heller Financial, Inc., as agent for such lenders, dated as of the date hereof, as amended, supplemented or restated from time to time.

                   "CURRENT MARKET PRICE" per share of Common Stock for the purposes of any provision of this Warrant at the date herein specified shall be determined as set forth below. (A) If on such date the Class B Stock is registered under the Exchange Act, the Current Market Price per share shall be deemed to be the average of the daily market prices for 30 consecutive Business Days commencing 45 Business Days before such date. The market price for each such Business Day shall be, if the Class B Stock is traded on a national securities exchange, its last sale price on the preceding Business Day or, if there was no sale on that day, the last sale price on the next preceding Business Day on which there was a sale, all as made available over the Consolidated Last Sale Reporting System of the CTA Plan or, if the Class B Stock is not then eligible for reporting over such system, its last sale price on the preceding Business Day on such national securities exchange or, if there was no sale on that day, on the next preceding Business Day on which there was a sale on such exchange or, if the principal market for the Class B Stock is the over-the-counter market, but the Class B Stock is not then eligible for reporting over the Consolidated Last Sale Reporting System of the CTA Plan, but the Class B Stock is quoted on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), the last sale price reported on NASDAQ on the preceding Business Day or, if the Class B Stock is an issue for which last sale prices are not reported on NASDAQ, the closing bid quotation on such day, but, in each of the next preceding two cases, if the relevant NASDAQ price or quotation did not exist on such day, then the price or quotation on the next preceding Business Day in which there was such a price or quotation, but if the Class B Stock is not reported or quoted on NASDAQ, the highest bid quotation as quoted in any of The Wall Street Journal, the National Quotation Bureau pink sheets, the Morgan Stanley & Co., Incorporated quotation sheets, quotation sheets of registered marketmakers and, if necessary, dealers' telephone quotations. (B) If on such date the Class B Stock is not registered under the Exchange Act, the Current Market Price per share of Common Stock shall be (1) the value of the Class B Stock determined in good faith in the most recently completed arm's-length transaction between the Company and an unaffiliated third party in which transaction the aggregate amount of cash consideration received by the Company is not less than $500,000 and in which such determination is necessary and the closing which shall have occurred within six months preceding such date, or (2) if no such transaction shall have occurred within the six months preceding such date, the fair market value of the Class B Stock determined by mutual agreement between the Company and the holder of this Warrant, or (3) if the Company and the holder of this Warrant are unable to agree as to the fair market value of the Class B Stock, the fair market value of the Common Stock determined as follows. Each of the Company and the holder of this Warrant shall submit the exact amount that it believes constitutes the fair market value of the Class B Stock to an Independent Financial Expert selected by the Board of Directors of the Company. Such Independent Financial Expert shall thereupon select such fair market value as proposed by the Company or such fair market value as proposed by the holder of this Warrant, but shall select no other amount, and the fair market value so selected shall be conclusively deemed to be the fair market value of the Common Stock of each class for the purposes of any provision of this Warrant as at such date of determination. The fair market value of the Common Stock shall be determined by the Company, the holder of this Warrant or such Independent Financial Expert, as the case may be, based upon the fair market value of 100% of the Company if sold as a going concern. Such valuation may take into account, among other factors, the amount of leverage of the Company, its earnings, book value, cash flow and prospects as well as prevailing multiples paid for similar entities and value levels of similar, publicly traded entities. The reasonable fees and expenses of such Independent Financial Expert for making its determination shall be paid by the Company if such Independent Financial Expert selects the fair market value proposed by the holder of this Warrant, or by the holder of this Warrant if such Independent Financial Expert selects the fair market value as proposed by the Company.

                   "CURRENT WARRANT PRICE" per share of Class A Stock, for the purpose of any provision of this Warrant at the date herein specified, means the amount equal to the quotient resulting from dividing the purchase price per Stock Unit in effect on such date by the number of shares (including any fractional share) of Class A Stock comprising a Stock Unit on such date.

                   "EXCHANGE ACT" means the Securities Exchange Act of 1934 as amended.

                   "EXERCISE PRICE" means the price per share of Common Stock set forth in the preamble to this Warrant, as such price may be adjusted pursuant to the provisions hereof.

                   "INDEPENDENT FINANCIAL EXPERT" means: (1) an investment banking firm or other Person mutually acceptable to the Company and the holder of this Warrant; or (2) if the Company and the holder of this Warrant are unable to agree upon a particular expert as aforesaid, a nationally recognized investment banking firm, ranking in the top ten (as determined by the Securities Dealers Association or a similar securities information data company) as lead manager for primary common stock offerings in the year prior to the year in which it is called upon to give independent financial advice to the Company as described herein and that does not (and whose affiliates do not) have a direct or indirect financial interest in the Company, that has not been and at the time it is called upon to give independent financial advice to the Company, is not (and none of whose affiliates is) a promoter, director or officer of the Company. or any of its affiliates or an underwriter with respect to any of the securities of the Company, and that does not provide any advice or opinions to the Company except as an Independent Financial Expert.

                   "INITIAL PUBLIC OFFERING" shall mean the first underwritten public offering and sale of Common Stock pursuant to an effective registration statement under the Securities Act, provided that (i) the aggregate offering price in connection with such public offering shall be at least $10,000,000 and
(ii) after giving effect to such offering and sale and any previous public offerings of Common Stock, at least 20% of the issued and outstanding Common Stock shall be publicly traded.

                   "INSTITUTIONAL INVESTOR" means a bank, savings bank, savings and loan association, insurance company, pension plan, investment company, investment banking company or other financial institution subject to federal or state regulation or any other organization or entity commonly regarded as an institutional investor.

                   "NET BOOK VALUE" as of any date means (i) the total consolidated assets of the Company and its Subsidiaries, MINUS (ii) the total consolidated liabilities of the Company and its Subsidiaries, PLUS (iii) the amount of cash and the fair value of any other property receivable upon exercise or conversion of outstanding options, warrants (other than this Warrant), Convertible Securities and other rights to subscribe for or purchase any Additional Share of Nonpreferred Stock, whether or not the rights to exchange or convert thereunder are immediately exercisable, all determined in accordance with generally accepted accounting principles, consistently applied, but excluding from clause (ii) any contingent liability with respect to any contingent repurchase obligations under outstanding warrants (including this Warrant), options, puts, Convertible Securities or other securities.

                   "NONPREFERRED STOCK" means the Class A Stock and the Class B Stock and shall also include stock of the Company of any other class which is not preferred as to dividends or assets over any other class of stock of the Company and which is not subject to redemption.

                   OPTION STOCK" means not more than 1,000,000 shares of Class B Stock issued or issuable (pursuant to stock options) to officers, directors, employees and consultants of the Company pursuant to stock options granted thereto from time to time after the date hereof by the Board of Directors of the Company in accordance with the Company's 1988 Stock Option Plan (or any successor stock option plan), provided that in each case the option exercise price at the time of such grant is not less than the higher of (i) the fair market value of such shares in the reasonable opinion of the Board of Directors of the Company and (ii) the Current Warrant Price.

                   "PERSON" means a corporation, an association, a partnership, a joint venture, an organization, a business, an individual, government or political subdivision thereof or a governmental body.

                   "RESTRICTED CERTIFICATE" means each certificate for Nonpreferred Stock bearing the restrictive legend set forth in SECTION 9A.

                   "RESTRICTED STOCK" means shares of Nonpreferred Stock evidenced by a Restricted Certificate.

                   "SECURITIES ACT" means the Securities Act of 1933, or any successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                   "SHAREHOLDERS AGREEMENT" means the Shareholders Agreement dated as of June 23, 1988 among the Company and its shareholders and warrantholders named therein, as amended by the Amendment to Shareholders Agreement dated May 23, 1989, as further amended, supplemented or restated from time to time.

                   "STOCK UNIT" means one share of Class A Stock as such Class A Stock was constituted on the date of original issue of this Warrant, and thereafter shall mean such number of shares (including any fractional shares) of Class A Stock as shall result from the adjustments specified in SECTION 4.

                   "SUBORDINATED LOAN AGREEMENT" means the Second Amended and Restated Senior Subordinated Loan Agreement dated as of the date hereof between the Company, the Banks party thereto and The Chase Manhattan Bank (National Association), as agent, as amended, supplemented or restated from time to time.

                   "TRANSFER" as used in SECTION 9, includes any disposition of any Warrant, Warrant Stock or Restricted Stock, or of any interest in any thereof, which would constitute a sale thereof within the meaning of the Securities Act.

                   "VALUATION DATE" means, in respect of a determination of the Current Market Price of the Common Stock by an Independent Financial Expert, the last day of the fiscal quarter of the Company ended immediately prior to the date such Independent Financial Expert is requested to make such determination or such other date as shall be agreed upon at such time by the Company and the holder of this Warrant.

                   "VOTING STOCK" means securities of any class or series of a corporation or association the holders of which are ordinarily, in the absence of contingencies, entitled to participate in the election of a majority of the directors or persons performing similar functions of such corporation or association.

                  "WARRANT EXPIRATION DATE" means the later of (i) the tenth anniversary of the date hereof and (ii) the first Business Day occurring 30 days after receipt by the holder of this Warrant of the Company's notice pursuant to
SECTION 6C.

                  "WARRANT REPURCHASE PRICE" has the meaning specified in
SECTION 5.

                  "WARRANTS" means the Warrants dated as of the date hereof evidencing rights to purchase up to an aggregate of 440,215 Stock Units, and all Warrants issued upon transfer, division or combination of, or in substitution for, any thereof. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of Stock Units for which they may be exercised.

                  "WARRANT STOCK" means the shares of Class A Stock which comprise a Stock Unit purchasable by the holders of the Warrants upon the exercise thereof, and (without duplication) the shares of Class B Stock, Series 1 issuable on conversion of such shares of Class A Stock.

                  SECTION 2. EXERCISE OF WARRANT.

                  A. MANNER OF EXERCISE. This Warrant may be exercised at any time or from time to time for all or any part of the number of Stock Units purchasable upon its exercise; provided that this Warrant shall (except as provided in SECTION 15) be void and all rights represented hereby shall (except as aforesaid) cease unless exercised before 5:00 P.M., Chicago, Illinois time, on the Warrant Expiration Date. In order to exercise this Warrant, in whole or in part, the holder hereof shall deliver to the Company at its office or agency maintained for this purpose pursuant to SECTION 12, (i) a written notice of such holder's election to exercise this Warrant, which notice shall specify the number of Stock Units to be purchased, (ii) an amount equal to the aggregate Exercise Price for all shares of Warrant Stock as to which this Warrant is then being exercised and (iii) this Warrant. Such notice shall be in the form of the Subscription Form (including Exhibit A thereto) appearing at the end of this Warrant. At the option of such holder, payment of the Exercise Price may be made by (a) wire transfer of funds to an account in a bank located in the United States designated by the Company for such purpose, (b) certified bank check payable to the order of the Company and drawn on a member of the Chicago Clearing House, (c) deduction from the number of shares of Warrant Stock delivered upon exercise of the Warrant a number of shares which has an aggregate Current Market Price on the date of exercise equal to the aggregate Exercise Price for all shares as to which the Warrant is then being exercised or (d) by any combination of the foregoing methods. Upon receipt thereof, the Company shall, as promptly as practicable, and in any event within five Business Days thereafter, execute or cause to be executed, and deliver to such holder a certificate or certificates representing the aggregate number of shares of Warrant Stock issuable upon such exercise, any and all of which certificates shall bear the restrictive legend set forth in SECTION 9A, except as provided in
SECTION 9D. The stock certificate or certificates so delivered shall be registered in the name of such holder or, subject to SECTION 9, such other name as shall be designated in said notice. Unless otherwise specified in said notice, and subject to SECTION 9, one certificate representing the aggregate number of shares of Warrant Stock issuable upon such exercise shall be so delivered. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and such holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date said notice, together with payment of the Exercise Price and this Warrant are received by the Company as aforesaid. If this Warrant shall have been exercised and/or surrendered in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Stock issuable upon such exercise, deliver to or on the order of the holder hereof a new Warrant evidencing the rights of such holder to purchase the unpurchased and/or unsurrendered Stock Units called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of such holder, appropriate notation may be made on the Warrant and the same returned to such holder.

                  B. PAYMENT OF TAXES. ETC. All shares of Class A Stock issuable upon the exercise of this Warrant, and all shares of Class B Stock, Series 1 issuable upon conversion of such Class A Stock, shall be validly issued, fully paid and nonassessable, and the Company shall pay all expenses in connection with, and all taxes (other than income or franchise taxes) and other governmental charges that may be imposed in respect of, the issue or delivery thereof. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Warrant Stock in any name other than that of the registered holder of this Warrant (or any affiliate thereof), and in such case the Company shall not be required to issue or deliver any stock certificate until such tax oro other charge has been paid or it has been established to the Company's satisfaction that no such tax or other charge is due.

                   C. FRACTIONAL SHARES. The Company shall not issue any certificates for fractional shares of stock upon any exercise of this Warrant. In lieu of issuing any fractional shares that would otherwise be issuable, the Company shall pay cash equal to the product of such fraction MULTIPLIED by the Current Warrant Price on the date of exercise.

                   SECTION 3. TRANSFER, DIVISION AND COMBINATION. Subject to
SECTION 9, this Warrant and all rights hereunder are transferable, in whole or in part, on the books of the Company to be maintained for such purpose upon surrender of this Warrant at the office or agency of the Company maintained for the purpose pursuant to SECTION 12, together with a written assignment of this Warrant duly executed by the holder hereof or his agent or attorney. Upon such surrender, the Company shall, subject to SECTION 9, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and this Warrant shall promptly be cancelled. If and when this Warrant is assigned in blank (in case the restriction on transferability in SECTION 9 shall have terminated), the Company may (but shall not be obliged to) treat the bearer hereof as the absolute owner of this Warrant for all purposes and the Company shall not be affected by any notice to the contrary. A Warrant, if properly assigned in compliance with SECTION 9, may be exercised by a new holder for the purchase of shares of Common Stock as the new holder shall designate, without having a new Warrant issued.

                   This Warrant may, subject to SECTION 9, be divided or combined with other Warrants upon presentation hereof at the aforesaid office or agency of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the holder thereof or his agent or attorney. Subject to compliance with the preceding paragraph and with SECTION 9, as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

                   The Company shall pay all expenses, taxes (excluding transfer taxes) and other charges payable in connection with the preparation, issue and delivery of Warrants under this Section.

                   The Company agrees to maintain, at such office or agency, books for the registration and transfer of the Warrants.

                  SECTION 4. ADJUSTMENT OF STOCK UNIT OR EXERCISE PRICE. The number of shares of Class A Stock comprising a Stock Unit, or the price at which a Stock Unit may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this Section. The Company will not take any action with respect to its Nonpreferred Stock of any class requiring an adjustment pursuant to SUBSECTION A or H of this Section without at the same time taking like action with respect to its Nonpreferred Stock of each other class; and the Company will not create any class of Nonpreferred Stock which carries any rights to dividends or assets greater in any respect than the rights of the Class A Stock and the Class B Stock on the date hereof. Without limiting the foregoing so long as any shares of Class A Stock are outstanding or constitute Warrant Stock, the Company will not take any action with respect to its Class B Stock, Series 1 without at the same time taking like action with respect to its Class A Stock, to the end that at all times each share of Class A Stock shall be convertible into one share of Class B Stock, Series 1.

                    A. STOCK DIVIDENDS, SUBDIVISIONS AND COMBINATIONS. In case at any time or from time to time the Company shall

                   (1) take a record of the holders of its Nonpreferred Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of Nonpreferred Stock, or

                   (2) subdivide its outstanding shares of Nonpreferred Stock into a larger number of shares of Nonpreferred Stock, or

                  (3) combine its outstanding shares of Nonpreferred Stock into a smaller number of shares of Nonpreferred Stock, then the number of shares of Class A Stock comprising a Stock Unit immediately after the happening of any such event shall be adjusted so as to consist of the number of shares of Class A Stock which a record holder of the number of shares of Class A Stock comprising a Stock Unit immediately prior to the happening of such event would own or be entitled to receive after the happening of such event.

                  B. PROHIBITION OF CERTAIN OTHER DIVIDENDS AND DISTRIBUTIONS. So long as this Warrant shall remain outstanding the Company shall not, without the prior written consent of the holder of this Warrant, make or commit to make, or take a record of the holders of its Nonpreferred Stock for the purpose of entitling them to receive any dividend or other distribution

                  (1) cash (other than a cash distribution made as a dividend and payable out of retained earnings or earned surplus legally available for the payment of dividends under the laws of the jurisdiction of incorporation of the Company, to the extent, but only to the extent, that the aggregate of all such dividends paid or declared after the date hereof, does not exceed the net income of the Company earned subsequent to the date hereof determined in accordance with generally accepted accounting principles), or

                  (2) any evidence of its indebtedness (other than Convertible Securities), any shares of its stock (other than Additional Shares of Nonpreferred Stock) or any other securities or property of any nature whatsoever (other than cash), or

                  (3) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness (other than Convertible Securities), any shares of its stock (other than Additional Shares of Nonpreferred Stock) or any other securities or property of any nature whatsoever.

A reclassification of the Nonpreferred Stock into shares of Nonpreferred Stock and shares of any other class of stock shall be deemed a distribution by the Company to the holders of its Nonpreferred Stock of such shares of such other class of stock within the meaning of this Subsection and, if the outstanding shares of Nonpreferred Stock shall be changed into a larger or smaller number of shares of Nonpreferred Stock as a part of such reclassification, shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Nonpreferred Stock within the meaning of SUBSECTION A of this Section.

                  If at any time while this Warrant remains outstanding, the Company shall declare and pay any cash dividend or cash distribution on any class of Nonpreferred Stock, then the registered holder hereof shall have the right, upon notice to the Company, to cause the Company, at the time of the payment of such dividend or distribution, to pay to the registered holder hereof the cash dividend or cash distribution that such holder exercised this Warrant immediately prior to the taking of record of those holders of Nonpreferred Stock entitled to any such dividend or distribution or, if no record is taken, the date as of which the record holders of Nonpreferred Stock entitled to such dividends or distributions are to be determined

                  C. ISSUANCE OF ADDITIONAL SHARES OF NONPREFERRED STOCK. In case at any time or from time to time the Company shall (except as hereinafter provided) issue any Additional Shares of Nonpreferred Stock at a price per share that is lower than the Current Market Price per share of Common Stock, then (A) the purchase price for each Stock Unit shall be adjusted (calculated to the nearest $.01) so that it shall equal the price determined by multiplying the purchase price for each Stock Unit in effect immediately prior thereto by a fraction, the numerator of which shall be (i) an amount equal to the sum of (x) the number of shares of Nonpreferred Stock outstanding immediately prior to the issuance of such shares of Additional Shares of Nonpreferred Stock plus (y) the number of shares of Nonpreferred Stock which the aggregate consideration received by the Company for the total number of such Additional Shares of Nonpreferred Stock (as determined in SUBSECTION G below) so issued would purchase at the Current Market Price per share of Common Stock, and the denominator of which shall be (ii) the number of shares of Nonpreferred Stock outstanding immediately after such issuance of such shares of Additional Shares of Nonpreferred Stock; and (B) the number of shares of Class A Stock thereafter comprising a Stock Unit shall be adjusted to that number determined by multiplying the number of shares of Class A Stock comprising a Stock Unit immediately prior to such adjustment by a fraction (i) the numerator of which shall be the purchase price for each Stock Unit in effect immediately prior to such adjustment, and (ii) the denominator of which shall be the purchase price for each Stock Unit as so adjusted. No adjustment to the purchase price for each Stock Unit or of the number of shares of Class A Stock comprising a Stock Unit shall be made under this Subsection upon the issuance of any Additional Shares of Nonpreferred Stock which are issued pursuant to the exercise of any warrants or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any Convertible Securities, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights or upon the issuance of such Convertible Securities (or upon the issuance of any warrant or other rights therefor) pursuant to SUBSECTION D or E of this Section.

                  D. ISSUANCE OF WARRANTS OR OTHER RIGHTS. In case at any time or from time to time the Company shall take a record of the holders of its Nonpreferred Stock for the purpose of entitling them to receive a distribution of, or shall otherwise issue, any warrants or other rights to subscribe for or purchase any Additional Shares of Nonpreferred Stock or any Convertible Securities and the consideration per share for which Additional Shares of Nonpreferred Stock may at any time thereafter be issuable pursuant to such warrants or other rights or pursuant to the terms of such Convertible Securities shall be less than the Current Market Price per share of Common Stock, then the number of shares of Class A Stock thereafter comprising a Stock Unit and the purchase price for a Stock Unit shall be adjusted as provided in SUBSECTION C of this Section on the basis that (i) the maximum number of Additional Shares of Nonpreferred Stock issuable pursuant to all such warrants or other rights or necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued as of the date for the determination of the Current Market Price per share of Common Stock as hereinafter provided, and (ii) the aggregate consideration for such maximum number of Additional Shares of Nonpreferred Stock shall be deemed to be the minimum consideration received and receivable by the Company for the issuance of such Additional Shares of Nonpreferred Stock pursuant to such warrants or other rights or pursuant to the terms of such Convertible Securities. For purposes of this Subsection, the date as of which the Current Market Price of Common Stock shall be computed shall be the earliest of (a) the date on which the Company shall take a record of the holders of its Nonpreferred Stock for the purpose of entitling them to receive any such warrants or other rights, (b) the date on which the Company shall enter into a firm contract for the issuance of such warrants or other rights, and (c) the date of actual issuance of such warrants or other rights.

                   E. ISSUANCE OF CONVERTIBLE SECURITIES. In case at any time or from time to time the Company shall take a record of the holders of its Nonpreferred Stock for the purpose of entitling them to receive a distribution of, or shall otherwise issue any Convertible Securities and the consideration per share `for which Additional Shares of Nonpreferred Stock may at any time thereafter be issuable pursuant to such Convertible Securities shall be less than the Current Market Price per share of Common Stock, then the number of shares of Class A Stock thereafter comprising a Stock Unit and the purchase price for a Stock Unit shall be adjusted as provided in SUBSECTION C of this Section on the basis that (i) the maximum number of Additional Shares of Nonpreferred Stock necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued as of the date for the determination of the Current Market Price per share of Common Stock as hereinafter provided, and (ii) the aggregate consideration for such maximum number of Additional Shares of Nonpreferred Stock shall be deemed to be the minimum consideration received and receivable by the Company for the issuance of such Additional Shares of Nonpref erred Stock pursuant to the terms of such Convertible Securities. For purpose of this Subsection, the date as of which the Current Market Price of Common Stock shall be computed shall be the earliest of
(a) the date on which the Company shall take a record of the holders of its Nonpreferred Stock for the purpose of entitling them to receive any such Convertible Securities, (b) the date on which the Company shall enter into a firm contract for the issuance of such Convertible Securities, and (c) the date of actual issuance of such Convertible Securities. No adjustment of the number of shares of Class A Stock comprising a Stock Unit or of the purchase price for a Stock Unit shall be made under this Subsection upon the issuance of any Convertible Securities which are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to SUBSECTION D of this Section.

                   F. SUPERSEDING ADJUSTMENT OF STOCK UNIT. If, at any time after any adjustment of the number of shares comprising a Stock Unit or of the purchase price for a Stock Unit shall have been made pursuant to the foregoing SUBSECTION D or E of this Section on the basis of the issuance of warrants or other rights or the issuance of other Convertible Securities, or after any new adjustment of the number of shares comprising a Stock Unit or of the purchase price for a Stock Unit shall have been made pursuant to this Subsection, such warrants or rights or the right of conversion or exchange in such other Convertible Securities shall expire, and a portion of such warrants or rights, or the right of conversion or exchange in respect of a portion of such other Convertible Securities, as the case may be, shall not have been exercised, such previous adjustment shall be rescinded and annulled and the Additional Shares of Nonpreferred Stock which were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation. Thereupon, a recomputation shall be made of the effect of such rights or options or other Convertible Securities on the basis of

                  (1) treating the number of Additional Shares of Nonpreferred Stock, if any, theretofore actually issued or issuable pursuant to the previous exercise of such warrants or rights or such right of conversion or exchange, as having been issued on the date or dates of such exercise, and

                  (2) treating any such warrants or rights or any such other Convertible Securities which then remain outstanding as having been granted or issued immediately after the time of the last date of such exercise, and, if and to the extent called for by the foregoing provisions of this Section on the basis aforesaid, a new adjustment of the number of shares comprising a Stock Unit or of the purchase price for a Stock Unit shall be made, which new adjustment shall supersede the previous adjustment so rescinded and annulled.

                   G. OTHER PROVISIONS APPLICABLE TO ADJUSTMENTS UNDER THIS SECTION. The following provisions shall be applicable to the making of adjustments of the number of shares of Class A Stock comprising a Stock Unit and of the purchase price for a Stock Unit hereinbefore provided for in this
Section:

                  (1) TREASURY OR COMPANY STOCK. The sale or other disposition of any issued shares of Nonpreferred Stock owned or held by or for the account of the Company shall be deemed an issuance thereof for purposes of this Section.

                   (2) COMPUTATION OF CONSIDERATION. To the extent that any Additional Shares of Nonpreferred Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase any Additional Shares of Nonpreferred Stock or any Convertible Securities shall be issued for a cash consideration, the consideration received by the Company therefor shall be deemed to be the amount of the cash received by the Company therefor, or, if such Additional Shares of Nonpreferred Stock or Convertible Securities are offered by the Company for subscription, the subscription price, or, if such Additional Shares of Nonpreferred Stock or Convertible Securities are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price, in any such case excluding any amounts paid or receivable for accrued interest or accrued dividends and without deduction of any compensation, discounts or expenses paid or incurred by the Company for and in the underwriting of, or otherwise in connection with, the issue thereof. To the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined in good faith by the Board of Directors of the Company. The consideration for any Additional Shares of Nonpreferred Stock issuable pursuant to any warrants or other rights to subscribe for or purchase the same shall be the consideration received or receivable by the Company for issuing such warrants or other rights, plus the additional consideration payable to the Company upon the exercise of such warrants or other rights. The consideration for any Additional Shares of Nonpreferred Stock issuable pursuant to the terms of any Convertible Securities shall be the consideration received or receivable by the Company for issuing any warrants or other rights to subscribe for or purchase such Convertible Securities, plus the consideration paid or payable to the Company in respect of the subscription for or purchase of such Convertible Securities, plus the additional consideration, if any, payable to the Company upon the exercise of the right of conversion or exchange in such Convertible Securities. In case of the issuance at any time of any Additional Shares of Nonpreferred Stock or Convertible Securities in payment or satisfaction of any dividend upon any class of stock other than Nonpreferred Stock, the Company shall be deemed to have received for such Additional Shares of Nonpreferred Stock or Convertible Securities a consideration equal to the amount of such dividend so paid or satisfied.

                  (3) WHEN ADJUSTMENTS TO BE MADE. The adjustments required by the preceding Subsections of this Section shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that no adjustment of the number of shares of Class A Stock comprising a Stock Unit that would otherwise be required shall be made (except in the case of a subdivision or combination of shares of the Nonpreferred Stock, as provided for in SUBSECTION A) unless and until such adjustment, either by itself or with other adjustments not previously made, adds or subtracts at least $0.01 to or from the Current Warrant Price of each share of Class A Stock, as determined in good faith by the Board of Directors of the Company, provided that, in any event such adjustment shall be made if such adjustment either by itself or with other adjustments not previously made would require an increase or decrease of at least 1% in the number of shares of Class A Stock comprising a Stock Unit immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section and not previously made, would result in a minimum adjustment. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

                  (4) FRACTIONAL INTERESTS. In computing adjustments under this Section, fractional interests in Nonpreferred Stock shall be taken into account to the nearest whole share.

                  (5) WHEN ADJUSTMENT NOT REQUIRED. If the Company shall take a record of the holders of its Nonpreferred Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution thereof to shareholders, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled

                  H. MERGER CONSOLIDATION OR DISPOSITION OF ASSETS. In case the Company shall merge or consolidate into another corporation, or sell, transfer or otherwise dispose of all or substantially all of its property, assets or business to another corporation, and pursuant to the terms of such merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation are to be received by or distributed to the holders of

Nonpreferred Stock of the Company, then each holder of a Warrant shall have the right thereafter to receive, upon exercise of such Warrant, Stock Units each comprising the number of shares of common stock of the successor or acquiring corporation receivable upon or as a result of such merger, consolidation or disposition of assets by a holder of the number of shares of Class A Stock comprising a Stock Unit immediately prior to such event (or, if greater, by a holder of a like number of shares of Class B Stock, Series 1). If, pursuant to the terms of such merger, consolidation or disposition of assets, any cash, shares of stock or other securities or property of any nature whatsoever (collectively the "ADDITIONAL CONSIDERATION") are to be received by or distributed to the holders of Nonpreferred Stock of the Company in addition to common stock of the successor or acquiring corporation, each Stock Unit shall thereafter be deemed to include the right to receive an amount equal to the Additional Consideration (including for such purpose cash equal to the fair value of all non-cash Additional Consideration) applicable to the number of shares of Class A Stock then comprising a Stock Unit (or, if greater, the amount applicable to a like number of shares of Class B Stock, Series 1). Such fair value shall be determined in good faith by the Board of Directors of the Company, provided that if such determination is objected to by the holders of Warrants entitled to purchase a majority of the Stock Units covered thereby, such determination shall be made by an Independent Financial Expert selected by such Board of Directors and not objected to by such holders. One-half of the fees and expenses of such Independent Financial Expert shall be paid by the Company and one-half shall be paid by the holders of such Warrants pro rata in accordance with the respective numbers of Stock Units covered by such Warrants. In case of any such merger, consolidation or disposition of assets, the successor acquiring corporation shall expressly assume in writing the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all of the obligations and liabilities hereunder, subject to such modification as shall be necessary to provide for adjustments of Stock Units which shall be as nearly equivalent as practicable to the adjustments provided for in this Section. For the purposes of this Section "COMMON STOCK OF THE SUCCESSOR OR ACQUIRING CORPORATION" shall include stock of such corporation of any class, which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption, and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event, and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Subsection shall similarly apply to successive mergers, consolidations or dispositions of assets.

                   I. OTHER ACTION AFFECTING COMMON STOCK. If the Company takes any action affecting its Common Stock after the date hereof, other than an action described in any of SUBSECTIONS A to H of this Section, inclusive, which would have an adverse effect upon the rights of the holder of this Warrant hereunder, then the number of shares of Class A Stock comprising a Stock Unit, or the Current Warrant Price, shall be adjusted in such manner and at such time as the Board of Directors of the Company shall in good faith determine to be equitable under the circumstances. Notwithstanding the foregoing provisions of this Section, there shall be no adjustment of the number of shares of Class A Common Stock comprising a Stock Unit, or the price at which a Stock Unit may be purchased upon exercise of this Warrant, as a result of (i) the exercise of this Warrant or any Warrant issued in respect hereof or the Chase Warrant (as that term is defined in the Credit and Security Agreement) or (ii) the conversion of any Class B Stock, Series 2 into Class B Stock, Series 1 or a change in the Conversion Price (as such term is defined in the Amended and Restated Certificate of Incorporation of the Company as in effect on the date hereof) as such Conversion Price relates to shares of Class B Stock, Series 2.

                  J. ADJUSTMENT FOR BREACH. The Company acknowledges and agrees that the breach by the Company of its covenants contained in SUBSECTION B of this Section might irreparably harm the holder of this Warrant, and that in the event of such breach, in addition to any other remedy that the holder of this Warrant may have in equity, at law or otherwise, the Current Warrant Price shall be reduced to an amount equal to l0% of the Current Warrant Price as calculated on the date of occurrence of such breach.

                  SECTION 5. REPURCHASE OBLIGATION.

                  At any time on and after August 1, 2001 until 5:00 P.M., Chicago, Illinois time, on the Warrant Expiration Date (subject to extension as herein provided), the Company shall be obligated, upon 60 days prior written notice to the Company by the holder of this Warrant, to repurchase this Warrant from the holder hereof for the Warrant Repurchase Price (determined as below provided) per Stock Unit, on the terms and conditions set forth below; provided that (i) the Company shall have no repurchase obligation under this Section if on or before the date of such proposed repurchase the Company has completed an Initial Public Offering and (ii) such repurchase obligation shall be deemed suspended if an event of default under the Subordinated Loan Agreement shall have occurred and be continuing or would result therefrom or at any time when, in the opinion of counsel for the Company (whose conclusions are not objected to by reputable outside counsel for the holder of this Warrant), the Board of Directors of the Company would be liable under Section 500 of the General Corporation Law of California in respect of such repurchase; provided that if such repurchase obligation shall be suspended pursuant to the foregoing clause
(ii), (a) the Company shall give notice of such suspension to the holder of this Warrant and (b) the holder of this Warrant may, by written notice to the Company, elect to rescind its prior notice requesting that the Company purchase this Warrant. On the Warrant Expiration Date (unless an Initial Public Offering shall have theretofore been completed by the Company), the Company shall (without any further action on the part of the Company or the holder of this Warrant) be obligated to repurchase this Warrant from the holder thereof for the Warrant Repurchase Price (determined as below provided) per Stock Unit, on the terms and conditions set forth below; provided that, if the obligation of the Company to repurchase this Warrant shall then be suspended by reason of a condition referred to in clause (ii) of the preceding sentence, (x) the unpaid portion of the amount that the Company would, but for such suspension, be obligated to pay to the holder of this Warrant (determined without regard to such suspension) shall bear interest, for each day during the period from and including the Warrant Expiration Date to but excluding the date on which such obligation is paid in full, at a rate per annum equal to the sum of the Base Rate as in effect on such day plus 6% and (y) the Company shall give notice, in accordance with SECTION 13 hereof, to the holder of this Warrant when any such condition no longer exists. The "WARRANT REPURCHASE PRICE" for each Stock Unit shall be an amount equal to the PRODUCT OF the number of shares of Class A Stock then constituting a Stock Unit TIMES the higher of:

                  (a) the Current Market Price per share of Common Stock as of the date of such determination; or

                  (b) the Net Book Value of the Company as of the date of such determination DIVIDED by the number of shares of Common Stock outstanding on a fully diluted basis (excluding the Warrant Stock), as of such date.

Payment to the holder of this Warrant under this Section shall be made on the day 60 days after the date upon which notice of exercise is given to the Company as above provided, in immediately available funds by wire transfer to such account as such holder shall specify in such notice, against surrender of this Warrant.

                  For the purposes of this SECTION 5, (i) an amount equal to the exercise price of all options and warrants deemed exercised for purposes of determining the number of shares issued and outstanding on a fully diluted basis in connection with a determination of the Warrant Repurchase Price shall be deemed received and held, on the date of determination of the Warrant Repurchase Price by the Company in cash and (ii) proceeds to be received by the holder of this Warrant in connection with any repurchase thereof shall be net of the purchase price per Stock Unit.

                  The suspension of the Company's obligations pursuant to clause
(ii) of the first paragraph of this SECTION 5 shall be determined, unless the Company shall otherwise agree, without reference to any amendment, modification or waiver of SECTION 10.20(A) of the

Subordinated Loan Agreement (whether or not such agreement shall then be in effect) or (for the purposes of this paragraph) of any defined term used in such Section.

                 SECTION 6. NOTICES TO WARRANT HOLDERS.

                  A. NOTICE OF ADJUSTMENT OF STOCK UNIT OR EXERCISE PRICE. Whenever the number of shares of Common Stock comprising a Stock Unit, or the price at which a Stock Unit may be purchased upon exercise of the Warrants, shall be adjusted pursuant to SECTION 4, the Company shall forthwith obtain a certificate signed by the Company's chief financial officer setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of the Company determined the fair value of any evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights referred to in SECTION 4H) and specifying the number of shares of Class A Stock comprising a Stock Unit and (if such adjustment was made pursuant to SECTION 4H or SECTION 4I) describing the number and kind of any other shares of stock comprising a Stock Unit, and any change in the purchase price or prices thereof, after giving effect to such adjustment or change. The Company shall promptly, and in any case within 45 days after the making of such adjustment, cause a signed copy of such certificate to be delivered to each holder of a Warrant in accordance with SECTION 13. The Company shall keep at its office or agency, maintained for the purpose pursuant to SECTION 12, copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any holder of a Warrant or any prospective purchaser of a Warrant designated by a holder thereof.

                  B. NOTICE OF CERTAIN CORPORATE ACTION. In case the Company shall propose (a) to pay any dividend payable in stock of any class to the holders of its Nonpreferred Stock or to make any other distribution to the holders of its Nonpreferred Stock (other than a cash dividend), or (b) to offer to the holders of its Nonpreferred Stock rights to subscribe for or to purchase any Additional Shares of Nonpreferred Stock or shares of stock of any class or any other securities, rights or options, or (c) to effect any reclassification of its Nonpreferred Stock (other than a reclassification involving only the subdivision, or combination, of outstanding shares of Nonpreferred Stock), or
(d) to effect any capital reorganization, or (e) to effect any consolidation, merger or sale, transfer or other disposition of all or substantially all of its property, assets or business, or (f) to effect the liquidation, dissolution or winding up of the Company, then in each such case (but without limiting the provisions of SECTION 4B), the Company shall give to each holder of a Warrant, in accordance with SECTION 13, a notice of such proposed action, which shall specify the date on which a record is to be taken for the purposes of such stock dividend, distribution or rights, or the date ON which such reclassification, reorganization, consolidation, merger, sale, transfer, disposition, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of Nonpreferred Stock, if any such date is to be fixed, and shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action on the Nonpreferred Stock and the number and kind of any other shares of stock which will comprise a Stock Unit, and the purchase price or prices thereof, after giving effect to any adjustment which will be required as a result of such action. Such notice shall be so given in the case of any action covered by CLAUSE (A) or (B) above at least 20 days prior to the record date for determining holders of the Nonpreferred Stock for purposes of such action, and in the case of any other such action, at least 20 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of Nonpreferred Stock, whichever shall be the earlier.

                  C. NOTICE OF WARRANT EXPIRATION DATE. The Company shall give to each holder of a Warrant, in accordance with SECTION 13, notice of the Warrant Expiration Date. Such notice shall be given by the Company not less than 30 days but not more than 120 days prior to the then scheduled Warrant Expiration Date.

                  D. NOTICE OF WARRANT REPURCHASE PRICE. So long as the Company shall be obligated to purchase Warrants pursuant to SECTION 5, the Company shall give each holder of a Warrant, from time to time upon request by any such holder and in accordance with SECTION 13, a notice setting forth the Warrant Repurchase Price (as calculated by the chief financial officer of the Company) as in effect for the current calendar month, but without regard to any determination of the Current Market Price.

                  SECTION 7. RESERVATION AND AUTHORIZATION OF NONPREFEPRED STOCK; REGISTRATION WITH OR APPROVAL OF ANY GOVERNMENTAL AUTHORITY. The Company shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants and conversion of the shares of Class A Stock issuable upon such exercise into a like number of shares of Class B Stock, Series 1. The Company will not amend its articles of incorporation in any respect relating to the Class A Stock or the convertibility thereof into Class B Stock, Series 1. All shares of Class A Stock and Class B Stock, Series 1 which shall be so issuable, when issued upon exercise of any Warrant or upon such conversion, as the case may be, shall be duly and validly issued and fully paid and nonassessable. The Company will not effect any original issuance of any shares of Class A Stock except upon exercise of Warrants as herein provided.

                  Before taking any action which would cause an adjustment reducing the Current Warrant Price per share of Class A Stock below the then par value, if any, of the shares of Class A Stock issuable upon exercise of the Warrants, or the shares of Class B Stock, Series 1 issuable upon conversion of said shares of Class A Stock, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of such Class A Stock at such adjusted Current Warrant Price and validly and legally issue fully paid and nonassessable shares of such Class B Stock, Series 1 upon conversion of such shares of Class A Stock.


                  Before taking any action which would result in an adjustment in the number of shares of Class A Stock comprising a Stock Unit or in the Current Warrant Price per share of Class A Stock, the Company shall obtain all such authorizations or exceptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

                  SECTION 8. TAKING OF RECORD; STOCK AND WARRANT TRANSFER BOOKS. In the case of all dividends or other distributions by the Company to the holders of its Nonpreferred Stock with respect to which any provision of SECTION 4 refers to the taking of a record of such holders, the Company will in each such case take such a record and will take such record as of the close of business on a Business Day. The Company will not at any time, except upon dissolution, liquidation or winding up of the Company, close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

                  SECTION 9. RESTRICTIONS ON TRANSFERABILITY. The Warrants, the Warrant Stock and the Restricted Stock shall not be transferable except upon the conditions specified in this Section, which conditions are intended, among other things, to insure compliance with the provisions of the Securities Act in respect of the Transfer of any Warrant or any Warrant Stock or any restricted Stock.

                    A. RESTRICTIVE LEGEND. Unless and until otherwise permitted by this Section, each certificate for Class A Stock initially issued upon the exercise of this Warrant,, and each certificate for Class B Stock, Series 1 issued upon Conversion of such Class A Stock, and each certificate for Nonpreferred Stock issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any legend then required pursuant to the Shareholders Agreement):

                  "The transfer of the shares represented by this certificate is subject to the conditions specified in a certain warrant to purchase common stock dated as of June 30, 1994 originally issued by Portola Packaging, Inc. (the `Company') and no transfer of the shares represented by this certificate shall be valid or effective until such conditions have been fulfilled. A copy of the form of said warrant to purchase common stock is on file and may be inspected at the principal executive office of the Company. Under certain circumstances specified in said warrant to purchase common stock the Company has agreed to deliver to the holder hereof a new certificate, not bearing this legend, for the number of shares evidenced hereby, registered in the name of such holder. The holder of this certificate, by acceptance of this certificate, agrees to be bound by the provisions of said warrant to purchase common stock."

                  B.       PERMITTED TRANSFERS; RIGHT OF FIRST REFUSAL.

                  (1) Neither this Warrant nor the Restricted Stock shall be transferable except (i) to an Affiliate of the holder hereof, (ii) to a successor corporation to the holder hereof as a result of a merger or consolidation with, or sale of all or substantially all of the assets of, the holder hereof, (iii) as is or may be required by the holder hereof to comply with any Federal or state law or any rule or regulation of any governmental or public body or authority, (iv) on thirty (30) days prior written notice to the Company for a period of ninety (90) days immediately following the date of such notice, to any other Person if following such transfer the amount of Voting Stock of the Company (including any Voting Stock issuable pursuant to any warrants, options, convertible securities or other rights) held by such Person and its Affiliates does not exceed 2% of the Company's then outstanding Voting Stock, (v) in a public offering pursuant to an effective registration statement under the Securities Act, (vi) pursuant to SECTION 5 or SECTION 17 or (vii) to any banking institution, insurance company, commercial finance company or other institutional lender which is an assignee or transferee of or participant in all or any portion of the rights of Heller Financial, Inc. pursuant to the Credit and Security Agreement.

                  (2) Any notice given pursuant to clause (iv) of subparagraph
         (1) above of this SECTION 9 by the holder hereof or of any shares issuable pursuant hereto shall contain (i) the name and address of the proposed bona fide purchaser of the Warrant or portion thereof or of any shares issuable pursuant hereto, (ii) the proposed purchase price per share of Common Stock subject to or issuable pursuant to this Warrant ("Proposed Purchase Price"), (iii) the number of shares of Common Stock subject to or issuable pursuant to this Warrant proposed to be sold and (iv) a brief description of such proposed transfer. At any time during the twenty (20) days following the receipt of such notice, the Company shall have the right to acquire this Warrant (or portion thereof) or the shares of Common Stock described in such notice for an amount equal to the Proposed Purchase Price.

                  (3) The holder hereof of any Restricted Stock by acceptance hereof or thereof, agrees to give written notice to the Company, prior to any transfer of this Warrant, such shares of Common Stock or any portion hereof or thereof, of its intention to make such transfer as required by clause (iv) of subparagraph (1) above.

                           Such holder shall request an opinion of counsel (which shall be rendered by counsel reasonably acceptable to the Company) that the proposed transfer may be effected without registration or qualification under any Federal or state securities or blue sky law. Counsel shall, as promptly as practicable, notify the Company and the holder of such opinion and of the terms and conditions, if any, to be observed in such transfer, whereupon the holder shall be entitled to transfer this Warrant (or portion thereof) or such shares of Restricted Stock, in the event the Company does not exercise its option to purchase this Warrant or such Warrant Stock or Restricted Stock, after the expiration of a twenty (20) day period in accordance with the terms of the notice delivered to the Company. In the event this Warrant shall be exercised as an incident to such transfer, any delay in the effectiveness of such transfer by reason of the provisions of this SECTION 9 shall not result in any delays in or otherwise affect the effectiveness of such exercise.

                           C. REGISTRATION RIGHTS. The holder of this Warrant and all Restricted Stock issuable upon the exercise of this Warrant is entitled to the benefits of, among other things, registration rights contained in the Amended and Restated Registration Rights Agreement of even date herewith, among the Company, Heller Financial, Inc., Chase Manhattan Investment Holdings, Inc., Chase Manhattan Capital Corporation and Robert Fleming Nominees Limited. Except as provided in said Registration Rights Agreement, the Company shall not be obligated to register this Warrant or any Warrant Stock or Restricted Stock under the Securities Act or other applicable securities laws.

                           D. TERMINATION OF RESTRICTIONS. Notwithstanding the foregoing provisions of this Section, the restrictions imposed by this Section upon the transferability of the Warrants, the Warrant Stock and the Restricted Stock shall cease and terminate as to any particular Warrant (and related Warrant Stock) or Restricted Stock, when (i) such Warrant (and related Warrant Stock), or such restricted Stock shall have been effectively registered under the Securities Act or applicable state securities laws and sold by the holder thereof in accordance with such registration, or (ii) in the opinion of counsel for the Company and counsel for the holder of such Warrant or such Restricted Stock such restrictions are no longer required in order to insure compliance with the Securities Act, applicable state securities laws or the Bank Holding Company Act of 1956 and Regulation Y promulgated thereunder. Whenever the restrictions imposed by this Section shall terminate as to this Warrant, as hereinabove provided, the Company shall cause to be stamped or otherwise imprinted upon this Warrant, at the request of the holder hereof, without expense, a legend in substantially the following form:

                               "The restrictions on transferability of the within Warrant contained in Section 9 thereof terminated on ____________, 19 and are of no further force or effect."

             All Warrants issued upon transfer, division or combination of, or in substitution for, any Warrant or Warrants entitled to bear such legend shall have a similar legend endorsed thereon. Whenever the restrictions imposed by this Section shall terminate as to any Restricted Certificate, as hereinabove provided, the holder thereof shall be entitled to receive from the Company without expense, a new certificate for Nonpreferred Stock of the same class not bearing the restrictive legend set forth in SUBSECTION A of this Section.

                  SECTION 10. LOSS OR MUTILATION. Upon receipt by the Company of evidence satisfactory to it (in the exercise of reasonable discretion) of the ownership of and the loss, theft, destruction or mutilation of this Warrant and (in case of loss, theft or destruction) of indemnity satisfactory to it (provided, if the holder hereof is an Institutional Investor, its own agreement of indemnity shall be deemed to be satisfactory), and in case of mutilation upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor.

                   SECTION 11. COMPLIANCE WITH RULE 144. At all times when the Company is subject to the reporting requirements of the Exchange Act, the Company shall take such steps as shall be necessary or appropriate to cause to be made available (within the meaning of paragraph c) of Rule 144 of the Commission, or any corresponding provision of any rule or regulation issued in substitution therefor) adequate current public information with respect to the Company (within the meaning of and as determined in accordance with said paragraph) to enable the holders of any Warrant or any shares of Restricted Stock to sell such securities within the limitations of the exemptions provided by said Rule 144 or any rule or regulation issued in substitution therefor.

                  SECTION 12. OFFICE OF THE COMPANY. As long as any of the Warrants remains outstanding, the Company shall maintain an office at 890 Faulstich Court, San Jose, California, 95112, where the Warrants may be presented for exercise, transfer, division or combination as in this Warrant provided. Such office shall be maintained at said address unless and until the Company shall designate and maintain some other office for such purposes and give written notice thereof to the holders of all outstanding Warrants.

                  SECTION 13. NOTICES GENERALLY. Any notice, demand or delivery pursuant to the provisions hereof shall be sufficiently given or made if sent by first class mail, postage prepaid, addressed to any holder of a Warrant or of Restricted Stock at such holder's last known address appearing on the books of the Company, or, except as herein otherwise expressly provided, to the Company at the address specified in SECTION 12, or such other address as shall have been furnished to the party giving or making such notice, demand or delivery.

                  SECTION 14. LIMITATION OF LIABILITY. No provision hereof, in the absence of affirmative action by the holder hereof to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the purchase price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

                  SECTION 15. SURVIVAL. All covenants and agreements of the Company, and all rights and duties of the holders from time to time of the Warrant or any Common Stock contained in SECTION 9, shall be deemed to survive any surrender hereof to the Company upon exercise hereof by the holder hereof as contemplated by SECTION 2, or expiration of the right of the holder hereof to exercise any unexercised balance hereof on the Warrant Expiration Date.

                  SECTION 16. CERTAIN WARRANTS DEEMED NOT OUTSTANDING For the purposes of determining whether the holders of outstanding Warrants entitled to purchase a requisite number of Stock Units at any time have taken any action authorized by this Warrant, any Warrants owned by the Company or any affiliate of the Company (other than an Institutional Investor which may be deemed an affiliate solely by reason of the ownership of Warrants or Restricted Stock) shall be deemed not to be outstanding.

                  SECTION 17. COMPANY RIGHT TO REPURCHASE WARRANTS AND RESTRICTED STOCK. At any time after December 31, 1997 and prior to an Initial Public Offering the Company shall have the right, at its election, to repurchase all (but not less than all) of the outstanding Warrants and Restricted Stock from the holders thereof at a purchase price determined as follows: (a) with respect to the repurchase of the outstanding Warrants, the purchase price per Stock Unit for which this Warrant is then exercisable shall be equal to the Warrant Repurchase Price and (b) with respect to the repurchase of the outstanding Restricted Stock, the purchase price per share of Restricted Stock shall be equal to the Warrant Repurchase Price DIVIDED BY the number of shares of Class A Stock then constituting a Stock Unit. The purchase price of the Warrants and Restricted Stock in respect of such repurchase shall be payable in immediately available funds on the repurchase date. If the Company shall give notice of repurchase and the relevant parties are unable for reasons beyond their reasonable control to complete the sale giving rise to such repurchase on or before the original repurchase date specified in such notice, the Company shall give prompt written notice of such fact to all other holders of Warrants and Restricted Stock, which notice shall either (i) specify the date (not less than 10 days after such notice) to which the original repurchase date is to be postponed in order to permit said parties to complete such sale, whereupon the repurchase date in respect of such action shall become the postponed repurchase date, or (ii) state that said parties are proceeding diligently and in good faith to complete such transactions and the Company undertakes to give a subsequent written notice to such holders as to the date of such completion, whereupon the repurchase date shall be not less than 10 days nor more than 15 days after such subsequent written notice. In case the Company shall give notice to the effect set forth in clause (ii) of the preceding sentence and thereafter determines that the sale will not be completed, the Company shall give prompt written notice of such determination to all the holders of Warrants and Restricted Stock, whereupon the original notice of repurchase in respect of such transactions shall be deemed to be withdrawn. If for any reason prior to the date of such sale (because of postponement of the date of such sale, or otherwise) the repurchase price per share of Warrant Stock or Restricted Stock shall be reduced or the price that holders of Warrant Stock or Restricted Stock who join in the sale would have received shall be increased, the Company shall offer all holders the opportunity to join in such sale notwithstanding their previous decision not to do so.

                  For purposes of this SECTION 17, (i) an amount equal to the exercise price of all options and warrants deemed exercised for purposes of determining the number of shares issued and outstanding on a fully diluted basis in connection with a determination of the Warrant Repurchase Price shall be deemed received and held, on the date of determination of the Warrant Repurchase Price by the Company in cash and (ii) any proceeds to be received by the holder of this Warrant in connection with any repurchase thereof (but not of any Restricted Stock) shall be net of the Exercise Price per share of Warrant Stock.

                  Notwithstanding the foregoing provisions of this Section, in the event the Company shall propose to effect an Initial Public Offering and the managing underwriter selected by the Company in respect of such Initial Public Offering advises all holders of Warrants in writing that the existence of unexercised Warrants at the time of such Initial Public Offering would materially jeopardize the ability of the Company successfully to complete such Initial Public Offering, the Company, upon not less than 10 nor more than 30 days' prior written notice to the holders of all Warrants, may repurchase, according to the terms of the next succeeding sentence of this paragraph, all or any part of the Warrants, to the extent deemed necessary by the managing underwriter to permit successful completion of such Initial Public Offering, at a purchase price per share of Warrant Stock then comprising a Stock Unit equal to the then current Warrant Repurchase Price. In the event the Company elects to repurchase less than all outstanding Warrants, such partial repurchase shall be effected PRO RATA among all outstanding Warrants in respective amounts equal to a fraction (i) the numerator of which shall be the number of Warrants so to be repurchased and (ii) the denominator of which shall be the total number of outstanding Warrants on such repurchase date. Such purchase shall be made on the closing date of the sale pursuant to such Initial Public Offering. Accordingly, if the Company gives notice of repurchase pursuant to this paragraph and such closing does not take place on the original repurchase date specified in such notice, the procedures set forth in the next preceding paragraph with respect to postponement of the repurchase date shall apply, MUTATIS MUTANDIS, with respect to such closing.

                  Until an Initial Public Offering has occurred, each certificate for Class A Stock initially issued upon the exercise of this Warrant, and each certificate for Class B Stock, Series 1 issued upon conversion of such Class A Stock, and each certificate for Nonpreferred Stock issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  "The shares represented by this certificate may be repurchased by the Company, for the purchase price and on the other terms provided and set forth in a certain warrant to purchase common stock dated as of June 30, 1994 originally issued by Portola Packaging, Inc., a copy of which may be inspected at the principal executive office of said Company. The holder of this certificate, by acceptance hereof, acknowledges the existence of said repurchase right and agrees to be bound by the provisions of said warrant to purchase common stock."

                  SECTION 18. FINANCIAL AND BUSINESS INFORMATION. If this Warrant shall remain outstanding following termination of the Credit and Security Agreement, the Company shall deliver to the holder hereof the information, reports and other financial data that would have been deliverable under SUBSECTIONS 7.1(B) and (C) of the Credit and Security Agreement, and at the times when such items would have been deliverable, had the Credit and Security Agreement remained in effect, and, with reasonable promptness, such other business or financial data as from time to time may be reasonably requested by such holder.

                  SECTION 19. CONSENT ARREMENT. The holder of this Warrant, by its acceptance hereof, agrees that this Warrant shall be subject to (but only to the extent this Warrant, or the holder of the original Warrant in respect of which this Warrant has been issued, is referred to in) the Amended and Restated Consent Agreement dated as of the date hereof, between the Issuer, The Chase Manhattan Bank (National Association), Chase Manhattan Investment Holdings, Inc., Chase Manhattan Capital Corporation and Heller Financial, Inc.

                  SECTION 20. GOVERNING LAW. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH TEE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and its corporate seal to be impressed hereon and attested by an authorized officer of the Company.


              Dated as of June 30, 1994.
                                                PORTOLA PACKAGING, INC.


                                                By: /s/ Jack Watts
                                                    ----------------------------

                                                Title:  CEO
                                                      --------------------------

              (CORPORATE SEAL)



              Attest:


              /s/ Timothy Tomlinson
              -----------------------------------------

              Title:  Secretary
                    ---------------------------------

                                SUBSCRIPTION FORM

                 (To be executed only upon exercise of Warrant)


                  The undersigned registered owner of this Warrant irrevocably exercises this Warrant for and purchases Stock Units of Portola Packaging, Inc. purchasable with this Warrant, and herewith makes payment therefor (by wire transfer of funds in the amount of $________ to the following account:
______________________ (by certified bank check in the amount of $________ [by deduction from the number of shares of Warrant Stock delivered upon exercise of the Warrant ____________ shares], all on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to _______________________ whose address is_____________________ and, if such Stock Units shall not include all of the Stock Units issuable as provided in this Warrant that a new Warrant of like tenor and date for the balance of the Stock Units issuable thereunder be delivered to the undersigned.


Dated:


                                          --------------------------------------
                                          (Signature of Registered Owner)


                                          --------------------------------------
                                          (Street Address)

                                          --------------------------------------
                                          (City)        (State)       (Zip Code)

                                                           or


                                          --------------------------------------
                                          (Signature of Transferee)


                                          --------------------------------------
                                          (Street Address)


                                          --------------------------------------
                                          (City)        (State)       (Zip Code)

                         EXHIBIT A TO SUBSCRIPTION FORM


                  As a condition to this notice of exercise, I hereby make the following representations and agreements:

                  1. I am aware of the Company' s business affairs and financial condition and have had access to such information about the Company as I have deemed necessary or desirable to reach an informed and knowledgeable decision to acquire the Stock Units. I am purchasing the Stock Units for investment for my own account only and not with a view to, or for resale in connection with, any "distribution" thereof.

                  2. I understand that the Stock Units have not been registered under the Securities Act of 1933 (the "Act") by reason of specific exemptions therefrom, which exemptions depend upon, among other things, the bona fide nature of my investment intent as expressed herein.

                  3. I acknowledge and agree that the Stock Units are restricted securities which must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available.

                  4. I further understand that the certificate(s) representing the Stock Units, whether upon initial issuance or any transfer thereof, shall bear on their face legends, prominently stamped or printed thereon in capital letters, as provided for in the Warrant:


                                              Signed:_________________________

                                              Date: __________________________

                                 AMENDMENT NO. 1
                                   TO WARRANT


        This Amendment No. 1 to Warrant (this "Amendment") is dated as of August 23, 1994, and entered into by and between PORTOLA PACKAGING, INC., a Delaware corporation (the "Company"), and HELLER FINANCIAL, INC., a Delaware corporation ("Heller").

                              PRELIMINARY STATEMENT

         The Company delivered to Heller its Warrant No. 7A to Purchase Class A Common Stock of the Company dated as of June 30, 1994 (the "Warrant" unless otherwise defined herein, terms defined therein being used herein as therein defined). The parties wish to make certain modifications to the terms of the Warrant, as more particularly set forth herein.

         SECTION 1. GENERAL. Reference is made to the Warrant. Upon and after the effective date hereof, all references to the Warrant in that document shall mean the Warrant as amended hereby. Except as expressly provided herein, the execution and delivery of this Amendment does not and will not amend, modify or supplement any provision of, or constitute a consent to or a waiver of any noncompliance with the provisions of the Warrant that may exist as of the date hereof, and, except as specifically provided in the Amendment, the Warrant shall remain in full, force and effect and is hereby ratified and confirmed.

         SECTION 2. AMENDMENT TO WARRANT. Effective as of thc date hereof, but subject to the satisfaction of the conditions set forth in Section 3 below,
Section 17 of the Warrant is hereby amended by deleting in the first line thereof "December 31, 1997" and substituting therefor "August 1, 2003".

         SECTION 3. CONDITIONS TO EFFECTIVENESS. The amendment set forth herein shall be effective as of the date hereof upon Heller's receipt of the following, each in form and substance satisfactory to Heller:

                  (a) counterpart of this Amendment, duty executed and delivered by the Company and Heller;

                  (b) certified copies of all corporate action taken by the Company to authorize the execution, delivery and performance of this Amendment;

                  (c) a consent of Chase to the execution and delivery of this Amendment, in form and substance satisfactory to Heller; and

                  (d) such other documents and instruments as Heller may reasonably request.

                   SECTION 4. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to Heller and Lenders as follows:

                  (a) AUTHORIZATION OF AMENDMENT. The execution and delivery of this Amendment by the Company have been duty authorized by all necessary corporate action on the part or the Company.

                  (b) NO CONFLICT. The execution and delivery by the Company of this Amendment do not: (1) violate any provision of law applicable to the Company or any order judgment or decree of any court or other agency of government binding on the Company; (2) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any contractual obligation of the Company; (3) result in or require the creation or imposition of any material lien upon any of the properties or assets of the Company; or (4) require any approved or consent of any Person under any contractual obligation of the Company, except for such approvals or consents that have been obtained on or prior to the date hereof.

                 (c) GOVERNMENTAL CONSENTS. The execution and delivery by the Company of this Amendment do not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.


                 (d) BINDING OBLIGATION. This Amendment is the legally valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, subject to the limitations of bankruptcy, insolvency, moratorium and other laws affecting the rights of creditors generally.

         SECTION 5. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Illinois.

         SECTION 6. COUNTERPARTS. This Amendment may be executed by each party to this agreement upon a separate copy, and, in such case, one counterpart of this Amendment shall consist of enough of such copies to reflect the signature of all of the parties to this Amendment. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Amendment or its terms to produce or account for more than one of such counterparts.






[Signatures appear on following page]

         Witness the due execution and delivery hereof by the respective duly authorized officer of the undersigned as of the date first written above.


                                            PORTOLA PACKAGING, INC.


                                            By:
                                                --------------------------------

                                            Title:
                                                   -----------------------------




                                            HELLER FINANCIAL, INC.


                                            By:
                                                --------------------------------

                                            Title:
                                                   -----------------------------

                           AMENDMENT NO. 2 TO WARRANT


         This Amendment No. 2 to Warrant ("AMENDMENT") is made and entered into this 29th day of September, 2000, by and between Portola Packaging, Inc. ("BORROWER") and Heller Financial, Inc. ("LENDER").

         WHEREAS, Borrower issued that certain Warrant No. 7A to Purchase Common Stock of Portola Packaging, Inc., dated June 30, 1994, as amended by that Amendment No. 1 to Warrant, dated August 23, 1994, by and between Borrower and Lender (as amended, the "WARRANT");

         WHEREAS, Borrower, Heller Financial, Inc., as Agent, Issuing Lender and a Lender, and other financial institutions from time to time, as Lenders, have entered into that certain Third Amended and Restated Credit Agreement of even date herewith (as amended, supplemented or restated from time to time, the "THIRD AMENDED CREDIT AGREEMENT"; capitalized terms used but not defined herein have the meanings assigned thereto in the Third Amended Credit Agreement); and

         WHEREAS, in connection with the execution of the Third Amended Credit Agreement, the parties desire to amend the Warrant as hereinafter set forth.

         NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Warrant and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. DEFINITIONS. Capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such term in the Warrant.

         2. AMENDMENTS. Subject to the conditions set forth below, the Warrant is hereby amended as follows:

                   (a) All references in the Warrant to the Credit and Security Agreement shall mean and be references to the Third Amended Credit Agreement;

                   (b) Clause (ii) of Section 5 of the Warrant is hereby amended by adding "either the Credit and Security Agreement or" immediately prior to "the Subordinated Loan Agreement" in such Clause;

                   (c) Section 17 of the Warrant is amended by deleting "August 1, 2003" in the first line of such Section and in place thereof inserting "August 1, 2007"; and

                   (d) Section 18 of the Warrant is hereby amended by deleting "SUBSECTIONS 7.1(B) and (C)" in the fifth line of such Section and in place thereof inserting "SUBSECTIONS 4.5(A) and (B)".

         3. CONDITIONS. The effectiveness of this Amendment is subject to the following conditions precedent (unless specifically waived in writing by Lender):

                   (a) Borrower shall have executed and delivered such other documents and instruments as Lender may require;

                   (b) All proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel; and

                   (c) No Default or Event of Default shall have occurred and be continuing.

         4. CORPORATE ACTION. The execution, delivery, and performance of this Amendment has been duly authorized by all requisite corporate action on the part of Borrower and this Amendment has been duly executed and delivered by Borrower.

         5. SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         6. REFERENCES. Any reference to the Warrant contained in any document, instrument or Warrant executed in connection with the Warrant, shall be deemed to be a reference to the Warrant as modified by this Amendment.

         7. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument.

         8. RATIFICATION. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions of the Warrant, and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Warrant. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Warrant are ratified and confirmed and shall continue in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

HELLER FINANCIAL, INC.                         PQRTOLA PACKAGING, INC.


By: /s/ John D. Sheard                        By:  /s/ Dennis L. Berg
    -----------------------------------           ------------------------------
Title:   AVP                                  Title:   VP & CFO
       --------------------------------              ---------------------------

                                              Attest:  /s/ Cynthia M. Loe
                                                      --------------------------
                                                       Assistant Secretary

                                                        [CORPORATE SEAL]

                           AMENDMENT NO. 3 TO WARRANT


         This Amendment No. 3 to Warrant ("AMENDMENT") is made and entered into this 30th day of November, 2001, by and between Portola Packaging, Inc. ("BORROWER") and Heller Financial, Inc. ("LENDER")

         WHEREAS, Borrower issued that certain Warrant No. 7A to Purchase Common Stock of Portola Packaging, Inc., dated June 30, 1994, as amended by that Amendment No. 1 to Warrant, dated August 23, 1994, and that Amendment No. 2 to Warrant, dated September 29, 2000, by and between Borrower and Lender (as amended, the "WARRANT");

         WHEREAS, Borrower, Heller Financial, Inc., as Agent, Issuing Lender and a Lender, and other financial institutions from time to time, as Lenders, entered into that certain Third Amended and Restated Credit Agreement dated as of September 29, 2000 (as amended, supplemented or restated from time to time, the "THIRD AMENDED CREDIT AGREEMENT"; capitalized terms used but not defined herein have the meanings assigned thereto in the Third Amended Credit Agreement); and

         WHEREAS, the parties desire to amend the Warrant as hereinafter set forth to amend the "Warrant Expiration Date" and to correct Section 17 of the Warrant.

         NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Warrant and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. DEFINITIONS. Capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such term in the Warrant.

         2. AMENDMENTS. Subject to the conditions set forth below, the Warrant is hereby amended as follows:

                   (a) Section 1 of the Warrant is amended by deleting the definition of "Warrant Expiration Date" and in place thereof inserting the following:

                   "WARRANT EXPIRATION DATE" means the later of (i) June 30, 2008, and (ii) the first Business Day occurring 30 days after receipt by the holder of this Warrant of the Company's notice pursuant to SECTION 6C.

                   (b) Section 17 of the Warrant is amended by deleting in the first line of such Section "August 1, 2007" and in place thereof inserting "August 1, 2003"; and

         3. CONDITIONS. The effectiveness of this Amendment is subject to the following conditions precedent (unless specifically waived in writing by Lender):

                   (a) Borrower shall have executed and delivered such other documents and instruments as Lender may require;

                   (b) All proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel; and

                   (c) No Default or Event of Default shall have occurred and be continuing.

         4. CORPORATE ACTION. The execution, delivery, and performance of this Amendment has been duly authorized by all requisite corporate action on the part of Borrower and this Amendment has been duly executed and delivered by Borrower.

         5. SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         6. REFERENCES. Any reference to the Warrant contained in any document, instrument or Warrant executed in connection with the Warrant, shall be deemed to be a reference to the Warrant as modified by this Amendment.

         7. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument.

         8. RATIFICATION. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions of the Warrant, and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Warrant. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Warrant are ratified and confirmed and shall continue in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

HELLER FINANCIAL, INC.                           PORTOLA PACKAGING, INC.


By: /s/ Kelly Curnow                             By: /s/ Dennis L. Berg
    ---------------------------------                ---------------------------
Title:  ASP                                      Title: VP & CFO
       ------------------------------                   ------------------------


                                                 ATTEST:

                                                 /s/ Cynthia M. Loe
                                                 -------------------------------
                                                 Assistant Secretary


                                                 [CORPORATE SEAL]


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